EXHIBIT 32.2
SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF ATTUNE RTD

In connection with the accompanying Quarterly Report on Form 10-Q of Attune RTD for the quarter ended March 31, 2012, the undersigned, Thomas Bianco, Chief Financial Officer (and principal accounting officer), of Attune RTD, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Attune RTD

Date: May 15, 2012	By:	/s/ Thomas Bianco
Thomas Bianco
Chairman and Chief Executive Officer